SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         CARDINAL BANKSHARES CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N.A.
                                      ----
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

                                    Not Applicable.

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                    Not Applicable.

                         CARDINAL BANKSHARES CORPORATION
                             101 Jacksonville Circle
                                  P.O. Box 215
                              Floyd, Virginia 24091

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Cardinal Bankshares Corporation:

         NOTICE is hereby given that the 2001 Annual Meeting of Stockholders of Cardinal Bankshares Corporation will be held at The Bank of Floyd Conference Room, Floyd, Virginia, on April 25, 2001, at 2:00 p.m. for the following purposes:

         (1)      Electing Directors for the ensuing year.

         (2) Approving appointment of the Corporation's independent auditor for the year 2001.

         (3) Transacting such other business as may properly come before the meeting, or any adjournments thereof.

         Only stockholders of record at the close of business on March 20, 2001, are entitled to notice of and to vote at such meeting, or any adjournments thereof.

         Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding matters proposed to be acted upon at the meeting.

         To ensure that your shares are represented at the meeting, please fill in, date, sign, and mail promptly the enclosed proxy, for which a return envelope is provided. Your proxy is revocable at any time prior to its exercise.

                                              By Order of the Board of Directors




March 23, 2001

                                 March 23, 2001






Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Cardinal Bankshares Corporation. The meeting will begin at 2:00 p.m. on Wednesday, April 25, 2001, in the Bank of Floyd Conference Room located adjacent to the Bank in, Floyd, Virginia.

Please sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

You are also invited to remain after the meeting for light refreshments and visiting. If you plan to attend, please include the enclosed card with your proxy.

                                                     Very truly yours,



                                                     Leon Moore
                                                     Chairman of the Board
                                                         And President

                         CARDINAL BANKSHARES CORPORATION
                             101 Jacksonville Circle
                                  P.O. Box 215
                              Floyd, Virginia 24091

                                 PROXY STATEMENT
                     FOR 2001 ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                 APRIL 25, 2001

         The Board of Directors of Cardinal Bankshares Corporation (the Corporation") solicits the enclosed proxy to be used at the 2001 Annual Meeting of Stockholders to be held at The Bank of Floyd Conference Room, 101 Jacksonville Circle, Floyd, Virginia, on Wednesday, April 25, 2001, at 2:00 p.m., and at any adjournment thereof.

         The cost of solicitation of proxies will be borne by the Corporation. Solicitations will be made only by mail, except that, if necessary, officers and regular employees of the Corporation and The Bank of Floyd may make solicitations of proxies by telegram, telephone or personal calls. Brokerage houses and other nominees may request that copies of the proxy soliciting material be furnished to them for mailing to the beneficial owners of the stock held of record by such brokerage houses and nominees. The Corporation may reimburse them for their reasonable expenses in this connection.

         All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting in accordance with the instructions therein contained, if any. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof. Directors are elected by a plurality of votes properly cast, assuming a quorum is present. All matters coming before the meeting will be approved if the votes favoring such matter exceed those opposing it. Abstentions and broker non-votes will have no direct effect on the election of directors or any other matter which may be considered.

         An Annual Report to Stockholders, including the Corporation's financial statements for the year ended December 31, 2000, accompanies this proxy statement. This proxy statement and the accompanying proxy are first being sent or delivered to stockholders of the Corporation on or about March 26, 2001.

         As of February 28, 2001, the Corporation had outstanding 511,911 shares of its common stock, each of which is entitled to one vote at the Annual Meeting. Only stockholders of record at the close of business on March 20, 2001, will be entitled to vote at the meeting, or any adjournment thereof.

                          ITEM 1: ELECTION OF DIRECTORS
                          ------- ---------------------

         At the meeting, six Directors will be elected, to serve until the 2002 Annual Meeting of Stockholders, or if sooner, until their retirement dates under the director retirement policy adopted by the Board of Directors.

         In the event that any nominee becomes unavailable for election, any proxy voted in his favor will be voted for a substitute nominee. However, the Board of Directors does not anticipate that any nominee will be unavailable for election, and all have consented to be named and to serve if elected. Each nominee hereinafter named has been recommended for election by the Board of Directors.


                         INFORMATION CONCERNING NOMINEES
                         -------------------------------


                                                   Principal Occupation and
                                                 Principal Business Conducted
                                    Director          Past Five Years
            Name              Age     Since           ---------------
            ----              ---      -----

K. Venson Bolt                75      3/12/96       Vice Chairman, The Bank of Floyd;
                                                    Farmer

William R. Gardner, Jr.       58      3/12/96       Director of Pupil Personnel, Floyd
                                                    County Public Schools

C.W. Harman                   77      3/12/96       Retired Farmer and Merchant

Kevin D. Mitchell             62      3/12/96       Dairy Farmer

Ronald Leon Moore             59      3/12/96       Chairman, President and Chief
                                                    Executive Officer of the Corporation
                                                    and The Bank of Floyd

Dorsey H. Thompson            71      3/12/96       Farmer


                             EXECUTIVE COMPENSATION
                             ----------------------

         The following table sets forth the compensation of the Corporation's Chief Executive Officer for the fiscal year ended December 31, 2000, 1999 and 1998. No other officer received in excess of $100,000 for the current year.

                           Summary Compensation Table
                           --------------------------
Name and Capacity                                              All Other
in Which Served                         Year    Salary         Compensation(1)


Ronald Leon Moore,                      2000    $125,000.00    $3,500.00
President and Chief                     1999    $115,000.00    $3,500.00
Executive Officer                       1998    $110,000.00    $3,500.00

(1) Employer contribution to the Corporation's pension plan for the years indicated.



                     DIRECTORS MEETINGS, COMMITTEES AND FEES
                     ---------------------------------------

         Directors of the Corporation currently receive a fee of $275 for each board meeting attended and $75 for each committee meeting attended. The Board of Directors held 12 meetings during the last fiscal year. All incumbent directors attended at least 75 percent of the aggregate number of meetings held by the Board and meetings of committees on which they served.

         The Board of Directors has appointed an Audit Committee consisting of the following nonemployee directors: K. Venson Bolt, William R. Gardner, Jr., Kevin D. Mitchell and Dorsey H. Thompson. The Audit Committee, which met four times during 2000, reviews the financial records and reports of the Corporation and each of its affiliates.

         The Board of Directors has appointed a Nominating Committee, consisting of Kevin D. Mitchell, C. W. Harman and William R. Gardner, Jr., to consider nominees to stand for election to the Board of Directors. This committee met one time during 2000. The Nominating Committee has no formal procedure for considering nominees proposed by the shareholders. The Board of Directors acts as the Compensation Committee for the Corporation.

                            OWNERSHIP OF COMMON STOCK
                            -------------------------

         The following stockholder beneficially owned in excess of five percent of the outstanding common stock of the Corporation as of February 28, 2001.

        Name and Address of         Amount and Nature of
         Beneficial Owner           Beneficial Ownership        Percent of Class

Joseph H. Conduff                   51,137 (1)                   9.9
P.O. Box 113
Floyd, VA  24091

(1)      Includes 5,280 shares owned by his wife.

The following table sets forth the beneficial ownership of the Common Stock of the Corporation as of February 28, 2001, by each director currently serving (including the Chief Executive Officer), each nominee, and all directors and executive officers as a group.

           Name of Beneficial         Amount and Nature of
                  Owner              Beneficial Ownership(1)    Percent of Class

K. Venson Bolt                               2,956 (3)                      (2)
Joseph H. Conduff                           51,137 (4)                     9.9
William R. Gardner, Jr.                        440                          (2)
C. W. Harman                                 2,034 (5)                      (2)
Kevin D. Mitchell                            6,970 (6)                     1.4
Ronald Leon Moore                            2,252 (7)                      (2)
Dorsey H. Thompson                           2,909 (8)                      (2)
All directors and executive
officers as a group (7 persons)              68,698                       13.4

(1) Includes shares which may be deemed beneficially owned by virtue of family relationships, joint ownership, voting power or investment power.

(2)      Less than 1 percent.

(3)      Includes 176 shares owned with his wife.

(4) Retired effective December 31, 2000. Includes 5,280 shares owned by his wife.

(5)      Includes 1,586 shares owned with his wife.

(6) Includes 546 shares owned jointly with his wife, and 220 shares owned as custodian for his son.

(7) Includes 1,100 shares owned by his wife, and 433 shares owned jointly with his wife.

(8)      Includes 946 shares owned jointly with his wife.


                             AUDIT COMMITTEE REPORT
                             ----------------------

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Corporation's accounting functions and internal controls. The Audit Committee is composed of independent directors, and acts under a written charter adopted and approved by the Board of Directors. Each of the members of the Audit Committee is independent as defined by corporate policy and by Rule 4200(a)(14) of the National Association of Securities Dealers listing standards. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A.

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as the Corporation's independent accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Corporation's management, the Corporation's internal audit personnel and the independent accountants regarding the following:

     o the plan for, and independent accountants' report on, each audit of the Corporation's financial statements

     o the Corporation's financial disclosure documents, including all financial statements and reports filed with the Federal Reserve Board and the Virginia Bureau of Financial Institutions or sent to shareholders

     o changes in the Corporation's accounting practices, principles, controls or methodologies, or in the Corporation's financial statements

     o   significant developments in accounting rules

     o the adequacy of the Corporation's internal accounting controls, and accounting, financial and auditing personnel

     o the establishment and maintenance of an environment at the Corporation that promotes ethical behavior

The Audit Committee is responsible for recommending to the Board that the Corporation's financial statements be included in the Corporation's annual report. The Committee took a number of steps in making this recommendation for 2000. First, the Audit Committee discussed with the Corporation's independent accountants for 2000, those matters they communicated to and discussed with the Audit Committee under applicable auditing standards, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed its independent accountants' independence with that firm and received a letter from its independent accountants concerning independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of its independent accountants' independence, and assisted the Audit Committee in evaluating such independence. Finally, the

Audit Committee reviewed and discussed, with the Corporation's management and Larrowe & Company, PLC, the Corporation's audited consolidated balance sheets at December 31, 2000 and 1999, and consolidated statements of income, cash flows and stockholders' equity for the three years ended December 31, 2000. Based on the discussions with its independent accountants concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that these financial statements be included in the Corporation's 2000 Annual Report on Form 10-KSB.

                                                        K. Venson Bolt,
                                                        William R. Gardner, Jr.,
                                                        Kevin D. Mitchell
                                                        Dorsey H. Thompson

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Based on a review of the forms submitted to the Corporation during or with respect to its fiscal year ended December 31, 2000, no person required to file reports pursuant to Section 16 of the Securities Exchange Act of 1934 failed to file any such report on a timely basis during that year.


                              CERTAIN TRANSACTIONS
                              --------------------

         Some of the directors and officers of the Corporation and their families are at present, as in the past, customers of the Corporation, and have had and expect to have transactions with the Corporation in the ordinary course of business. In addition, some of the directors and officers of the Corporation are at present, as in the past, also directors and officers of corporations which are customers of the Corporation and which have had and expect to have transactions with the Corporation in the ordinary course of business. Such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

                   ITEM 2: APPOINTMENT OF INDEPENDENT AUDITOR
                   ------- ----------------------------------

         Larrowe & Company, PLC is being recommended to the stockholders of the Corporation for appointment as independent auditor for the year ending December 31, 2001. Representatives of this firm are expected to attend the meeting and have the opportunity to make a statement and respond to appropriate questions from stockholders.

Services and Fees During 2000
-----------------------------

         As the Company's independent accountants for 2000, Larrowe & Company, PLC provided various audit and non-audit services for which the Company was billed for fees as further described below. None of the hours expended on Larrowe & Company, PLC's audit of the Company's financial statements were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. The Company's Audit Committee has considered whether Larrowe & Company, PLC's provision of non-audit services is compatible with maintaining its independence.

         Audit Fees. Larrowe & Company, PLC audited the Company's annual financial statements included in its 2000 Annual Report on Form 10-KSB and, during 2000, reviewed the financial statements included in the Company's Quarterly Reports on Form 10-QSB. The aggregate amount of fees billed to the Company for those services was $41,432.

         Financial Information Systems Design and Implementation Fees. During 2000, Larrowe & Company, PLC provided no services related to financial information systems design and implementation.

         All Other Fees. In addition to the services listed above, during 2000, Larrowe & Company, PLC, provided a number of other services to the Company for which the aggregate amount of fees billed to the Company was $20,569.


                         STOCKHOLDER PROPOSALS FOR 2002
                         ------------------------------

         If any eligible stockholder intends to present a proposal at the 2002 Annual Meeting of Stockholders, such proposal must be received by the Corporation at its principal executive office, 101 Jacksonville Circle, P.O. Box 215, Floyd, Virginia, on or before November 28, 2001. Otherwise, such proposal will not be considered for inclusion in the Corporation's proxy statement for such meeting.

                                  MISCELLANEOUS
                                  -------------

         All properly executed proxies received by the Corporation will be voted at the meeting in accordance with the instructions contained therein.

         The Board of Directors knows of no matter not identified herein which may properly come before the meeting for action. However, if any other matter does properly come before the meeting, the person or persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

         You are urged to execute and return promptly the enclosed form of proxy.

                                                                      APPENDIX A

                         CARDINAL BANKSHARES CORPORATION

                                THE BANK OF FLOYD
                                AND SUBSIDIARIES

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                                 January 1, 2000
                        Board Approved February 21, 2001

I.       PURPOSE
----------------

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

     o The financial reports and other financial information provided by the Bank to any governmental body or the public,
     o The Bank's systems of internal controls regarding finance, accounting, legal compliance that management and the Board have established,
     o   The Bank's auditing, accounting and financial reporting processes.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to the Bank's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to monitor the Bank's financial reporting process and internal control system.
     o Review and appraise the audit efforts of the Bank's independent accountants and internal auditing department.
     o Provide an open avenue of communication among the independent accounts, and executive management, the internal auditing department, and the Board of Directors.

II.      COMPOSITION
--------------------

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. No member of the Committee shall be employed or otherwise affiliated with the Bank's independent accountants.

In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, the Committee member shall be responsible for alerting the committee Chair, and in the case where the Committee Chair faces a potential or actual conflict of interest, the Committee Chair shall advise the Chairman of the Board of Directors. In the event that the Committee Chair, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter posing the potential or actual conflict or interest, is resolved.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS
-----------------

The Committee shall meet at least four times annually or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with executive management, the director of the internal auditing department and the independent accountants to discuss any matters that the Committee or any of these groups believe should be discussed privately. Meetings shall be scheduled at the direction of the Committee Chair. Except in emergency situations, notice of the meetings shall be provided at least five days in advance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

IV.      RESPONSIBILITIES AND DUTIES
------------------------------------

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

     1. Review and update this Charter periodically, at least annually, as conditions dictate.
     2. Review the Bank's annual financial statements, and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.
     3. Review the regular internal reports to management prepared by the internal auditing department and management's response.
     4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

     1. Recommend to the Board of Directors the selection of the independent accountants, which shall be ultimately accountable to the Board and the Committee, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Bank to determine the accountants' independence.
     2. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.
     3. Periodically consult with the independent accountants about internal controls and the fullness and accuracy of the Bank's financial statements.

Financial Reporting Processes

     1. Review the integrity of the Bank's financial reporting processes, both internal and external.
     2. Discuss with the independent accountants and audit the quality and appropriateness of the Bank's accounting principals as applied in its financial reporting.
     3. Consider and approve, if appropriate, major changes to the Bank's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.

Process Improvement

     1. Establish systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.
     2. Following completion of the annual audit, review any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
     3. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.
     4. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices have been implemented.
     5. Review activities, organizational structure, and qualifications of the internal audit department.

The Committee shall report to the shareholders in the Bank's proxy statement for its annual meeting whether the Committee has satisfied its responsibilities under this charter.

The Committee's function is one of oversight and review, and it is not expected to audit the Bank, to define the scope of the audit, to control the Bank's accounting practices, or to define the standards to be used in preparation of the Bank's financial statements.

Perform any other activities consistent with this Charter, the Bank's By-laws and governing law, as the Board deems necessary or appropriate.

                         CARDINAL BANKSHARES CORPORATION
                             101 Jacksonville Circle
                                  P.O. Box 215
                              Floyd, Virginia 24091

                      PROXY SOLICITED BY BOARD OF DIRECTORS

         The undersigned hereby appoints Eugene E. Derryberry, Dorsey H. Thompson, Ronald Leon Moore and William R. Gardner, Jr. or any one or more of them, as proxies, with full power of substitution, to vote all common stock of the undersigned at the Annual Meeting of Stockholders of the Corporation, to be held on April 25, 2001, at 2:00 p.m., and at any adjournment thereof, as follows:

(1) To vote FOR election to the Board of Directors of all nominees listed below as a group, unless you insert the word "NO" in the blank at the end of this paragraph. If you insert the word "NO", you will cause your shares not to be voted in favor of anyone in the group.
         _________________.

YOU MAY INSTRUCT THE ABOVE PERSONS NOT TO VOTE FOR A PARTICULAR INDIVIDUAL NOMINEE BY DRAWING A LINE THROUGH THE NOMINEE'S NAME BELOW. Your shares will then be voted for those nominees which you have not so marked.

Nominees for Directors to serve until the 2002 Annual Meeting of Stockholders and until their successors are elected and have qualified, (or if sooner, until their retirement dates under the director retirement policy adopted by the Board of Directors) are:

                  K. Venson Bolt                     Kevin D. Mitchell
                  William R. Gardner, Jr.            Ronald Leon Moore
                  C. W. Harman                       Dorsey H. Thompson

(2) To vote for appointment of Larrowe & Company, PLC, as independent auditor of the Corporation for the year 2001, unless one of the following two alternatives is chosen: AGAINST ( ); ABSTAIN ( ).

(3) To vote upon such other business as may be properly brought before the meeting.

THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED.
IF AUTHORITY TO VOTE IS NOT WITHHELD, OR IF NO CHOICE IS SPECIFIED, THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED ABOVE TO BE ELECTED TO THE BOARD OF DIRECTORS AND FOR APPOINTMENT OF LARROWE & COMPANY, PLC AS INDEPENDENT AUDITOR FOR THE CORPORATION FOR 2001.

Please sign your name(s) exactly as shown imprinted hereon. If acting as executor or trustee or otherwise in a fiduciary capacity, please sign as such fiduciary.

Date: _________________                    _____________________________________
                                           Signature of Stockholder

                                           _____________________________________
                                           Signature of Stockholder